Exhibit 99.906CERT

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bradley Swenson, President of Elevation Series Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Bradley Swenson
Bradley Swenson, President (Principal Executive Officer)

Date:	October 2, 2024

By:	/s/ Bradley Swenson
Bradley Swenson, President (Principal Executive Officer)

Date:	October 2, 2024

I, Nicholas Austin, Treasurer of Elevation Series Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Nicholas Austin
Nicholas Austin, Treasurer (Principal Financial Officer)

Date:	October 2, 2024